UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  November 16, 2010

WUHAN GENERAL GROUP (CHINA), INC.

(Exact Name of Registrant as Specified in Charter)

Nevada (State or Other Jurisdiction of Incorporation)	001-34125 (Commission File Number)	84-1092589 (IRS Employer Identification No.)

Canglongdao Science Park of Wuhan East Lake Hi-Tech Development Zone
Wuhan, Hubei 430200
People’s Republic of China
(Address of Principal Executive Offices, including Zip Code)

Registrant’s telephone number, including area code:  (86) 27-5970-0069

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.	Submission of Matters to a Vote of Security Holders.

Wuhan General Group (China), Inc. (the “Company”), held its Annual Meeting of Stockholders on November 16, 2010.  Proxies for the meeting were solicited pursuant to Section 14(a) of the Securities Exchange Act of 1934, and there was no solicitation in opposition to the board’s solicitation.  The only matter acted upon at the meeting was a proposal to elect seven directors for terms expiring at the 2011 Annual Meeting of Stockholders.  The proposal was approved by the stockholders pursuant to the voting results set forth below.

Nominee	For	Withheld	Broker Non-Votes
Huang Zhaoqi	20,756,742	14,300	--
David K. Karnes	20,758,892	12,150	--
Brian Lin	20,729,197	41,845	--
Qi Ruilong	20,756,742	14,300	--
Shi Yu	20,759,142	11,900	--
Xu Jie	20,756,742	14,300	--
Zheng Qingsong	20,759,142	11,900	--

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Wuhan General Group (China), Inc. Date: November 19, 2010

By:	/s/ Philip Lo
Name: Philip Lo
Title: Chief Financial Officer